SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) July 19, 2011

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced second quarter and first six months results through June 30, 2011.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated July 19, 2011, announcing the second quarter and first six months results through June 30, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: July 19, 2011

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE SECOND QUARTER AND FIRST SIX MONTHS OF 2011

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) continued its positive earnings momentum in the second quarter of 2011 by reporting net income of $1,938,000 or $0.08 per diluted common share.  This represents a significant improvement of $1.5 million from the second quarter 2010 net income of $477,000 or $0.01 per diluted common share.  For the six month period ended June 30, 2011, the Company reported net income of $3,201,000 or $0.12 per diluted share, a $3.6 million improvement over the net loss of $441,000 or $0.05 per diluted share reported for the same six month period in 2010.  The following table highlights the Company’s financial performance for both the three and six month periods ended June 30, 2011 and 2010:

	Second Quarter 2011	Second Quarter 2010	Six Months Ended June 30, 2011	Six Months Ended June 30, 2010

Net income (loss)	$1,938,000	$477,000	$3,201,000	($441,000)
Diluted earnings per share	$ 0.08	$ 0.01	$ 0.12	($0.05)

Glenn L. Wilson, President and Chief Executive Officer, commented on the second quarter 2011 financial results: “Our strong increase in earnings reflects continued improvement in asset quality as a result of our diligent focus on promptly identifying and resolving problem credits.  Non-performing assets again declined in the second quarter of 2011 and now total $7.4 million or 1.13% of total loans. Our net income also benefitted from continued stable net interest margin performance and increasing non-interest revenue, particularly within our trust and wealth management business.  With excellent liquidity, strong capital and loan loss reserve coverage of non-performing loans of 235%, AmeriServ Financial has a high quality balance sheet that is well positioned for the second half of 2011.”

The Company’s net interest income in the second quarter of 2011 decreased by $122,000 from the prior year’s second quarter and for the first six months of 2011 decreased by $277,000 or 1.7% when compared to the first six months of 2010.  The Company’s 2011 net interest margin of 3.71% was 10 basis points lower than the net interest margin for the first half of 2010 but the net interest margin has now operated near the 3.70% level for the past four consecutive quarters.  Reduced loan balances were the primary factor causing the drop in both net interest income and net interest margin in 2011. Specifically, total loans averaged $656 million in the first half of 2011, a decrease of $55 million or 7.8% from the first half of 2010.  The lower balances reflect the results of the Company’s focus on reducing its commercial real estate exposure and problem loans during this period along with weak commercial loan demand.  However, the Company has recently seen some improvement in loan pipelines and did experience $12 million of net loan growth between the end of the first and second quarters of 2011.  The Company has strengthened its excellent liquidity position by electing to reinvest any net loan paydowns in high quality investment securities and fed funds sold whose balance has increased by $55 million on average in the first half of 2011.  Careful management of funding costs has allowed the Company to mitigate a significant portion of the drop in interest revenue during the past twelve months.  Specifically, interest expense in the second quarter of 2011 has declined by $798,000 from the same prior year quarter due to reduced deposit costs and a lower borrowed funds position.  This reduction in deposit costs has not negatively impacted deposit balances which have increased on average by $19 million or 2.4% since June 30, 2010.  The Company is pleased that $13 million of this deposit growth has occurred in non-interest bearing demand deposit accounts whose balances have grown by 10.7% during the same period.

The improvements in asset quality evidenced by lower levels of non-performing assets and classified loans allowed the Company to reverse a portion of the allowance for loan losses into earnings in 2011 while still increasing coverage ratios.  During the first six months of 2011, total non-performing assets decreased by $6.9 million or 48.3% to $7.4 million or 1.13% of total loans as a result of successful resolution efforts.  Classified loans rated substandard or doubtful also dropped by $11.2 million or 28.3% during this same period.  As a result of this improvement, the Company recorded a negative provision for loan losses of $1,175,000 in the second quarter of 2011 compared to a $1.2 million provision in the second quarter of 2010.  For the six month period in 2011 the negative provision has amounted to $1,775,000 compared to a $4,250,000 provision in the first six months of 2010.  Actual credit losses realized through net charge-offs have also declined sharply in 2011 with the Company even experiencing net loan recoveries of $108,000 in the second quarter of 2011.  For the first six months of 2011, net charge-offs totaled $1.0 million or 0.32% of total loans which represents a decrease from the first six months of 2010 when net charge-offs totaled $3.2 million or 0.91% of total loans.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing assets, loan delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided 235% coverage of non-performing loans and was 2.58% of total loans at June 30, 2011, compared to 145% of non-performing loans and 2.91% of total loans at December 31, 2010.

The Company’s non-interest income in the second quarter of 2011 increased by $66,000 from the prior year’s second quarter and for the first six months of 2011 decreased by $129,000 when compared to the first six months of 2010.  The largest positive item in 2011 has been increased trust and investment advisory fees.  Specifically, trust and investment advisory fees increased by $275,000 for the second quarter and $388,000 or 12.2% for the six month period as these wealth management businesses benefited from the implementation of new fee schedules and higher equity values in 2011.  When compared to the prior year, gains realized on residential mortgage loan sales into the secondary market were relatively consistent for the second quarter but have increased by $127,000 for the six month period due to increased mortgage loan production in the first quarter of 2011.  The largest negative item in 2011 causing the decline for the six month period was a $358,000 loss realized on the sale of $17 million of investment securities in the first quarter of 2011.  The Company took advantage of a steeper yield curve to position the investment portfolio for better future earnings by selling some of the lower yielding, longer duration securities in the portfolio and replacing them with higher yielding securities with a shorter duration.  The other item contributing to lower non-interest income was a reduced level of deposit service charges which were down by $62,000 for the second quarter and $162,000 for the first six months of 2011.  Deposit service charges were negatively impacted by provisions of the Dodd-Frank legislation which took effect in mid-2010 and were designed to limit customer overdraft fees on debit card transactions.  Also, customers have maintained higher balances in their checking accounts which have contributed to fewer overdraft fees in 2011.

Total non-interest expense in the second quarter of 2011 increased by $91,000 or less than 1% from the prior year’s second quarter and for the first six months of 2011 increased by $246,000 or 1.3% when compared to the first six months of 2010.  Salaries and employee benefits increased by $338,000  for the second quarter and $639,000 for the six month period due to higher medical insurance costs, increased pension expense, and greater incentive compensation expense.  Professional fees dropped by $203,000 in the second quarter and $325,000 for the first six months of 2011 due to reduced legal fees and lower consulting expenses in the Trust Company.  Other expenses also declined by $250,000 for the second quarter and $437,000 for the six month period due to a reduction in costs associated with the reserve for unfunded loan commitments and lower telephone expense resulting from the implementation of technology enhancements.  Finally, the Company recorded an income tax expense of $1.4 million for the first six months of 2011 compared to an income tax benefit of $342,000 recorded in the first half of 2010 due to the pretax loss in the first six months of last year.

ASRV had total assets of $955 million and shareholders’ equity of $111 million or a book value of $4.28 per common share at June 30, 2011.  The Company continued to maintain strong capital ratios that considerably exceed the regulatory defined well capitalized status with a risk based capital ratio of 17.04%, an asset leverage ratio of 11.60% and a tangible common equity to tangible assets ratio of 8.29% at June 30, 2011.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

June 30, 2011

(In thousands, except per share and ratio data)

(Unaudited)

2011

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,263	$1,938	$3,201
Net income available to common shareholders	973	1,648	2,621

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.54%	0.81%	0.67%
Return on average equity	4.77	7.11	5.96
Net interest margin	3.70	3.71	3.71
Net charge-offs (recoveries) as a percentage of average loans	0.70	(0.07)	0.32
Loan loss provision as a percentage of average loans	(0.37)	(0.72)	(0.55)
Efficiency ratio	89.53	85.53	87.49

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.08	$0.12
Average number of common shares outstanding	21,208	21,208	21,208
Diluted	0.05	0.08	0.12
Average number of common shares outstanding	21,230	21,236	21,233

2010

	1QTR	2QTR	YEAR
			TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$(918)	$477	$(441)
Net income (loss) available to common shareholders	(1,209)	187	(1,022)

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	(0.39)%	0.20%	(0.09)%
Return on average equity	(3.47)	1.79	(0.83)
Net interest margin	3.78	3.83	3.81
Net charge-offs as a percentage of average loans	0.69	1.13	0.91
Loan loss provision as a percentage of average loans	1.72	0.68	1.20
Efficiency ratio	85.42	84.33	84.87

PER COMMON SHARE:
Net income (loss):
Basic	$(0.06)	$0.01	$(0.05)
Average number of common shares outstanding	21,224	21,224	21,224
Diluted	(0.06)	0.01	(0.05)
Average number of common shares outstanding	21,224	21,245	21,231

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2011

	1QTR	2QTR
PERFORMANCE DATA AT PERIOD END
Assets	$961,067	$954,893
Short-term investment in money market funds	2,379	2,617
Investment securities	195,272	198,770
Loans	644,836	656,838
Allowance for loan losses	18,025	16,958
Goodwill	12,613	12,613
Deposits	816,528	810,082
FHLB borrowings	9,736	9,722
Shareholders’ equity	108,170	111,410
Non-performing assets	9,328	7,433
Asset leverage ratio	11.40%	11.60%
Tangible common equity ratio	7.89	8.29
PER COMMON SHARE:
Book value (A)	$4.12	$4.28
Market value	2.37	1.95
Trust assets – fair market value (B)	$1,410,755	$1,390,534

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	351	352
Branch locations	18	18
Common shares outstanding	21,207,670	21,208,421

2010

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$960,817	$962,282	$963,169	$948,974
Short-term investment in money market funds	2,105	4,216	3,611	3,461
Investment securities	150,073	157,057	165,291	172,635
Loans	712,929	693,988	699,394	678,181
Allowance for loan losses	21,516	20,737	20,753	19,765
Goodwill and core deposit intangibles	12,950	12,950	12,950	12,950
Deposits	802,201	809,177	818,150	801,216
FHLB borrowings	25,296	17,777	13,119	14,300
Shareholders’ equity	106,393	108,023	108,391	107,058
Non-performing assets	20,322	19,815	25,267	14,364
Asset leverage ratio	11.01%	11.08%	11.07%	11.20%
Tangible common equity ratio	7.70	7.83	7.86	7.85
PER COMMON SHARE:
Book value (A)	$4.04	$4.11	$4.13	$4.07
Market value	1.67	1.61	1.81	1.58
Trust assets – fair market value (B)	$1,398,215	$1,329,495	$1,341,699	$1,366,929

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	353	355	355	348
Branch locations	18	18	19	18
Common shares outstanding	21,223,942	21,223,942	21,223,942	21,207,670

NOTES:

(A) Preferred stock received through the Capital Purchase Program is excluded from the book value per common share calculation.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2011

	1QTR	2QTR	YEAR
INTEREST INCOME			TO DATE
Interest and fees on loans	$9,083	$8,804	$17,887
Total investment portfolio	1,513	1,726	3,239
Total Interest Income	10,596	10,530	21,126

INTEREST EXPENSE
Deposits	2,294	2,106	4,400
All borrowings	336	338	674
Total Interest Expense	2,630	2,444	5,074

NET INTEREST INCOME	7,966	8,086	16,052
Provision (credit) for loan losses	(600)	(1,175)	(1,775)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,566	9,261	17,827

NON-INTEREST INCOME
Trust fees	1,556	1,617	3,173
Net realized gains (losses) on investment securities	(358)	-	(358)
Net realized gains on loans held for sale	262	155	417
Service charges on deposit accounts	472	549	1,021
Investment advisory fees	198	198	396
Bank owned life insurance	216	218	434
Other income	759	717	1,476
Total Non-interest Income	3,105	3,454	6,559

NON-INTEREST EXPENSE
Salaries and employee benefits	5,500	5,574	11,074
Net occupancy expense	757	742	1,499
Equipment expense	429	411	840
Professional fees	980	911	1,891
FDIC deposit insurance expense	462	460	922
Other expenses	1,791	1,779	3,570
Total Non-interest Expense	9,919	9,877	19,796

PRETAX INCOME	1,752	2,838	4,590
Income tax expense	489	900	1,389
NET INCOME	1,263	1,938	3,201
Preferred stock dividends and accretion of preferred stock	290	290	580
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$973	$1,648	$2,621

2010

	1QTR	2QTR	YEAR
INTEREST INCOME			TO DATE
Interest and fees on loans	$10,020	$9,984	$20,004
Total investment portfolio	1,445	1,466	2,911
Total Interest Income	11,465	11,450	22,915

INTEREST EXPENSE
Deposits	2,927	2,833	5,760
All borrowings	417	409	826
Total Interest Expense	3,344	3,242	6,586

NET INTEREST INCOME	8,121	8,208	16,329
Provision for loan losses	3,050	1,200	4,250
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,071	7,008	12,079

NON-INTEREST INCOME
Trust fees	1,454	1,373	2,827
Net realized gains on investment securities	65	42	107
Net realized gains on loans held for sale	131	159	290
Service charges on deposit accounts	572	611	1,183
Investment advisory fees	187	167	354
Bank owned life insurance	254	258	512
Other income	637	778	1,415
Total Non-interest Income	3,300	3,388	6,688

NON-INTEREST EXPENSE
Salaries and employee benefits	5,199	5,236	10,435
Net occupancy expense	736	639	1,375
Equipment expense	418	427	845
Professional fees	1,102	1,114	2,216
FDIC deposit insurance expense	331	341	672
Other expenses	1,978	2,029	4,007
Total Non-interest Expense	9,764	9,786	19,550

PRETAX INCOME (LOSS)	(1,393)	610	(783)
Income tax expense (benefit)	(475)	133	(342)
NET INCOME (LOSS)	(918)	477	(441)
Preferred stock dividends and accretion of preferred stock	291	290	581
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(1,209)	$187	$(1,022)

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2011

2010

		SIX		SIX
	2QTR	MONTHS	2QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$651,036	$656,048	$705,288	$711,267
Deposits with banks	1,701	1,616	1,743	1,776
Short-term investment in money market funds	3,243	3,676	3,403	3,925
Federal funds sold	9,173	11,676	2,683	2,539
Total investment securities	207,975	198,256	157,390	152,894

Total interest earning assets	873,128	871,272	870,507	872,401

Non-interest earning assets:
Cash and due from banks	15,012	15,283	14,534	14,984
Premises and equipment	10,494	10,489	9,940	9,694
Other assets	79,008	79,313	79,894	79,769
Allowance for loan losses	(18,061)	(18,948)	(22,075)	(21,434)

Total assets	$959,581	$957,409	$952,800	$955,414

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$57,237	$56,164	$58,361	$57,863
Savings	81,898	80,221	78,778	77,032
Money market	192,072	189,003	183,850	185,563
Other time	351,153	355,646	357,938	354,084
Total interest bearing deposits	682,360	681,034	678,927	674,542
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short- term borrowings	869	646	2,140	3,815
Advanced from Federal Home Loan Bank	9,729	9,736	18,332	25,413
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	706,043	704,501	712,484	716,855

Non-interest bearing liabilities:
Demand deposits	132,578	132,814	123,064	120,009
Other liabilities	11,583	11,721	10,625	11,623
Shareholders’ equity	109,377	108,373	106,627	106,927
Total liabilities and shareholders’ equity	$959,581	$957,409	$952,800	$955,414